Borrowed Funds (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fixed rate advances from the FHLB	$ 28,000	$ 31,000
Putable advances from the FHLB	5,000	5,000
Other	207	618
Total	$ 33,207	$ 36,618